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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 1999

                         COMMISSION FILE NUMBER: 1-7959

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                             777 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)


                         COMMISSION FILE NUMBER: 1-6828

                            STARWOOD HOTELS & RESORTS
     (Exact name of registrant as specified in its organizational documents)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                             777 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 27, 1999, Starwood Hotels & Resorts Worldwide, Inc. ("Starwood") and certain of its subsidiaries entered into a Stock Purchase Agreement with Park Place Entertainment Corporation ("Park Place") to sell Caesars World Inc. and certain other gaming assets ("Caesars") of Starwood to Park Place. On August 13, 1999, Starwood filed a copy of the Stock Purchase Agreement in its quarterly report on Form 10-Q. Starwood announced in a press release on December 30, 1999 that the transaction had closed, in its entirety. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1 Press Release of Starwood Hotels & Resorts Worldwide, Inc., dated December 30, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS             STARWOOD HOTELS & RESORTS
                                      WORLDWIDE, INC.



By: /s/ Jonathan H. Yellen            By: /s/ Jonathan H. Yellen
   ---------------------------           ---------------------------
Name:   Jonathan H. Yellen            Name:   Jonathan H. Yellen
Title:  Assistant Secretary                   Vice President, Associate General
                                              Counsel and Assistant Secretary



Dated: January 7, 2000











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